                              BRIDGEWAY FUND, INC.

            A fully no-load mutual fund family of domestic portfolios

                                AGGRESSIVE GROWTH

                          ULTRA-SMALL COMPANY (CLOSED)

                        ULTRA-SMALL COMPANY TAX ADVANTAGE

                           MICRO-CAP LIMITED (CLOSED)

                              ULTRA-LARGE 35 INDEX

                                    BALANCED


                                   Prospectus
                                  June 30, 2001

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                [BRIDGEWAY LOGO]

     This prospectus presents concise information about Bridgeway that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.


                                TABLE OF CONTENTS

The Fund and its Portfolios                                                    2
Suitability                                                                    2
Aggressive Growth Portfolio                                                    3
Ultra-Small Company Portfolio                                                  8
Ultra-Small Company Tax Advantage Portfolio                                   13
Micro-Cap Limited Portfolio                                                   18
Ultra-Large 35 Index Portfolio                                                23
Balanced                                                                      28
Management of the Fund                                                        32
Code of Ethics                                                                34
Net Asset Values                                                              34
Distribution of Fund Shares                                                   35
How to Purchase & Redeem Shares                                               35
Tax Sheltered Retirement Plans                                                37
Dividends, Distributions & Taxes                                              37
Investment Techniques                                                         38
Tax Efficiency                                                                39

                            PROSPECTUS June 30, 2001

                                    BRIDGEWAY
                                   FUND, INC.

THE FUND AND ITS PORTFOLIOS

     Bridgeway Fund Inc. ("the Fund") is a fully no-load mutual fund comprised of six Portfolios: Aggressive Growth Portfolio, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, Ultra-Large 35 Index Portfolio, and Balanced Portfolio. Each portfolio has its own investment objective, strategy, and risk profile.

SUITABILITY

All six Portfolios:

o    are designed for investors with long-term goals in mind.

     THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES.

o offer you the opportunity to participate in financial markets through portfolios professionally managed by Bridgeway Capital Management.

o    offer you the opportunity to diversify your investments.

o carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

o    are not bank deposits and are not guaranteed or insured.

                         THE AGGRESSIVE GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

     PRINCIPAL INVESTMENT STRATEGY: The Aggressive Growth Portfolio invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks which it believes have a lower probability of decline in the long term, though more volatile individually in the short-term. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden. The Portfolio may also use aggressive investment techniques such as:

o    leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o    entering into short-sale transactions (up to 20% of assets),

o    investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those which trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three-month timeframe).

     PORTFOLIO NAME CHANGE: The Portfolio's name includes the word "growth" to distinguish it from funds whose objective is also to produce income. Since naming the Portfolio, the word "growth" is now more frequently used to mean fast growing companies. While the Portfolio currently appears in the "growth" investment style boxes of fund reporting services, it has not always done so, and "growth" is not specifically our Portfolio objective. Therefore, the Bridgeway Fund Board of Directors is considering changing the name of the Portfolio.

     PRINCIPAL RISK FACTORS: Shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

     Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

     The Portfolio invests in a smaller number of companies than many mutual funds. There were just 56 companies in the Portfolio on June 30, 2000. The top ten stocks accounted for 44% of Portfolio net assets. It is not unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

1995           27.05%
1996           32.20%
1997           18.27%
1998           19.28%
1999          120.61%
2000           13.58%

Return from 1/1/01 through 3/31/01 was -12.79%.

Best Quarter: Q4 99, +69.34%          Worst Quarter: Q3 98, -23.28%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/00

FUND/INDEX                         1 YEAR              5 YEAR              SINCE INCEPTION (8/5/94)
----------                         ------              ------              ------------------------
Bridgeway Aggressive Growth        33.81%              36.12%                        33.81%
S&P 500 Index(1)                   -9.11%              18.30%                        20.14%
Russell 2000 Index(2)              -3.02%              10.31%                        12.82%

(1) The S&P 500 is an unmanaged index of large companies with dividends reinvested.

(2) The Russell 2000 is an unmanaged index of small companies with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                           AGGRESSIVE GROWTH FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                    None
Sales Charge (Load) Imposed on Reinvested Dividends                         None
Redemption Fees                                                             None
Exchange Fees                                                               None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                             1.47%
Distribution (12b-1) Fees(2)                                                0.00%
Other Expenses                                                              0.54%
                                                                            ----
  Total Operating Expenses                                                  2.01%
Fee Waiver(3)                                                              (0.01)%
                                                                           -----
  Net Expenses                                                              2.00%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 2.00%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        AGGRESSIVE GROWTH EXPENSE EXAMPLE

                    1 Year         3 Years             5 Years             10 Years
                    ------         -------             -------             --------
Expenses             $210           $651                $1,117              $2,406

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report. This report is available from Bridgeway upon request.

                           AGGRESSIVE GROWTH PORTFOLIO

                                                        Year           Year           Year           Year           Year
                                                        Ended          Ended          Ended          Ended          Ended
                                                       6/30/00        6/30/99        6/30/98         6/30/97        6/30/96
                                                     ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net Asset Value, beginning of period                 $    26.02     $    20.32     $    18.79     $    16.66     $    11.71
                                                     ----------     ----------     ----------     ----------     ----------
Income (Loss) from investment operations
     Net Investment income (loss)                         (0.60)         (0.13)         (0.30)         (0.24)         (0.18)
     Net realized and unrealized gain                     27.86           6.43           3.46           3.43           5.22
                                                     ----------     ----------     ----------     ----------     ----------
          Total from investment operations                27.26           6.30           3.16           3.19           5.04
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions to shareholders
     Net investment income                                    0           0.00           0.00           0.00           0.00
     Net realized gains                                   (4.29)         (0.60)         (1.63)         (1.06)         (0.09)
                                                     ----------     ----------     ----------     ----------     ----------
          Total distributions                             (4.29)         (0.60)         (1.63)         (1.06)         (0.09)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $    48.99     $    26.02     $    20.32     $    18.79     $    16.66
                                                     ----------     ----------     ----------     ----------     ----------
PORTFOLIO TOTAL RETURN                                    113.1%          33.4%          18.1%          19.9%          43.3%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                  $   44,902     $    9,510     $    6,852     $    3,420     $    1,502
Ratio to average net assets:
     Expenses after waivers and reimbursements             2.00%          1.04%          2.00%          2.00%          1.97%
     Expenses before waivers and reimbursements            2.01%          1.04%          2.00%          2.77%          5.73%
     Net investment income (loss) after waivers
          and reimbursements                              (1.52)%        (0.65)%        (1.50)%        (1.40)%        (1.26)%
Portfolio turnover rate                                   156.9%         211.0%         132.3%         138.9%         167.7%

                        THE ULTRA-SMALL COMPANY PORTFOLIO

                                   TRANSLATION

                         What are Ultra-Small Companies?

     Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce $10 to $500 million annually, and may be known for just one product of service.

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Ultra-Small Company Portfolio invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange. On June 30, 1999, this group included stocks with a market capitalization of less than $89 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value," but the overall portfolio has a strong value bias. Value stocks are those priced cheaply, relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the funds board of directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. The Board of Directors will consider closing the Portfolio at the end of its fiscal year on June 30, 2001. This size limitation should keep the Portfolio more "nimble" in the marketplace, enabling the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o  lack depth of management,

o  have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar size companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

1995           39.84%
1996           29.74%
1997           38.00%
1998          -13.11%
1999           40.41%
2000            4.75%



Return from 1/1/01 through 3/31/01 was 11.38%.

Best Quarter: Q4 99, +34.46%          Worst Quarter: Q3 98, -27.21%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/00

FUND/INDEX                                   1 YEAR         5 YEAR         SINCE INCEPTION (8/5/94)
----------                                   ------         ------         ------------------------
Bridgeway Ultra-Small Company                  4.75%        18.00%                19.39%
CRSP Cap-based Portfolio 10 Index (1)        -13.18%         7.04%                 9.76%


(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,794 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                     ULTRA-SMALL COMPANY PORTFOLIO FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT
Sales Charge (Load) Imposed on Purchases                                         None
Sales Charge (Load) Imposed on Reinvested Dividends                              None
Redemption Fees                                                                  None
Exchange Fees                                                                    None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                  1.29%
Distribution (12b-1) Fees (2)                                                    0.00%
Other Expenses                                                                   0.56%
                                                                             --------
     Total Operating Expenses                                                    1.85%
Fee Waiver                                                                      (0.00)%
                                                                             --------
     Net Expenses                                                                1.85%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 ULTRA-SMALL COMPANY PORTFOLIO EXPENSE EXAMPLE

                    1 Year              3 Years             5 Years             10 Years
                    ------              -------             -------             --------
Expenses             $194                $601                $1,032              $2,233

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available from Bridgeway upon request.

                          ULTRA-SMALL COMPANY PORTFOLIO


                                                        Year           Year           Year           Year           Year
                                                        Ended          Ended          Ended          Ended          Ended
                                                       6/30/00        6/30/99        6/30/98         6/30/97        6/30/96
                                                     ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
Net Asset Value, beginning of period                 $    14.91     $    22.52     $    20.62     $    16.68     $    11.35
                                                     ----------     ----------     ----------     ----------     ----------
Income (Loss) from investment operations
     Net Investment income (loss)                         (0.26)         (0.28)         (0.34)         (0.24)         (0.21)
     Net realized and unrealized gain                      6.94          (3.77)          4.03           4.50           6.03
                                                     ----------     ----------     ----------     ----------     ----------
          Total from investment operations                 6.68          (4.05)          3.69           4.26           5.82
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions to shareholders
     Net investment income                                 0.00           0.00           0.00           0.00           0.00
     Net realized gains                                    0.00          (3.56)         (1.79)         (0.32)         (0.49)
                                                     ----------     ----------     ----------     ----------     ----------
          Total distributions                              0.00          (3.56)         (1.79)         (0.32)         (0.49)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                       $    21.59     $    14.91     $    22.52     $    20.62     $    16.68
                                                     ----------     ----------     ----------     ----------     ----------
PORTFOLIO TOTAL RETURN                                     44.8%         -14.6%          18.4%          26.0%          52.4%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                  $   41,959     $   32,648     $   46,257     $   30,070     $    4,558
Ratio to average net assets:
     Expenses after waivers and reimbursements             1.85%          2.00%          1.67%          1.67%          1.97%
     Expenses before waivers and reimbursements            1.85%          2.26%          1.67%          1.87%          3.07%
     Net investment income (loss) after waivers
          and reimbursements                              (1.36%)        (1.82%)        (1.42%)        (1.37%)        (1.47%)
Portfolio turnover rate                                    65.4%          80.4%         103.4%          56.2%         155.9%
                                                     ----------     ----------     ----------     ----------     ----------

                           THE ULTRA-SMALL COMPANY TAX
                               ADVANTAGE PORTFOLIO

                                   TRANSLATION

                         What are Ultra-Small Companies?

     Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service.

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices. The Ultra-Small Company Tax Advantage Portfolio invests exclusively, at the time of purchase, in the Index stocks listed on the New York and American Stock exchanges and the NASDAQ National Market. However, the majority of Index and Portfolio stocks are traded on NASDAQ. In choosing stocks for the Portfolio, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full Index of stocks. Ultra-small companies have a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange. On June 30, 2000, this group included stocks with a market capitalization up to $89 million. They are less than one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o  lack depth of management,

o  have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     Apart from the risk inherent in investing in ultra-small companies, there is a risk that the Portfolio total return may underperform the total return of the Index that the Portfolio seeks to track. This is called "tracking error." The actual return of this Portfolio could be lower than the Index for three reasons:

o  operating expenses cut into returns,

o  transaction costs reduce returns, and

o  the Portfolio does not own all 1700+ companies that comprise the index.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from the first to the second full calendar year. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

1997              --
1998           -1.81%
1999           31.49%
2000            0.67%


Return from 1/1/01 through 3/31/01 was 2.18%.

Best Quarter: Q4 99, +24.86%          Worst Quarter: Q3 98, -22.85%


                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/00

FUND/INDEX                                   1 YEAR          SINCE INCEPTION (7/31/97)
----------                                   ------          -------------------------
Bridgeway Ultra-Small Company
     Tax Advantage Portfolio                   0.67%                 7.84%
CRSP Cap-based Portfolio 10 Index(1)         -13.18%                 1.46%


(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,794 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

            ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO FEE TABLE(1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                         None
Sales Charge (Load) Imposed on Reinvested Dividends                              None
Redemption Fees(2)                                                               0.00%
Exchange Fees                                                                    None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                                  0.50%
Distribution (12b-1) Fees(3)                                                     0.00%
Other Expenses                                                                   1.44%
                                                                             --------
     Total Operating Expenses                                                    1.94%
Less Waiver and Expenses Reimbursement(4)                                       (1.19)%
                                                                             --------
     Net Expenses                                                                0.75%



(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 2% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO EXPENSE EXAMPLE

                                   1 Year    3 Years     5 Years    10 Years
                                   ------    -------     -------    --------
Expenses                            $79       $510        $966       $2,232

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available from Bridgeway upon request.

                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO


                                                     Year Ended     Year Ended     7/31/97(a) to
                                                       6/30/00        6/30/99         6/30/98
                                                     ----------     ----------     -------------
PER SHARE DATA
Net Asset Value, beginning of period                 $     4.96     $     5.69      $   5.00
                                                     ----------     ----------      --------
Income (Loss) from investment operations
     Net Investment income (loss)                          0.03          (0.02)        (0.02)
     Net realized and unrealized gain                      1.63          (0.71)         0.71
                                                     ----------     ----------      --------
          Total from investment operations                 1.66          (0.73)         0.69
                                                     ----------     ----------      --------
Less distributions to shareholders
     Net investment income                                 0.00           0.00          0.00
     Net realized gains                                    0.00           0.00          0.00
                                                     ----------     ----------      --------
          Total distributions                              0.00           0.00          0.00
                                                     ----------     ----------      --------
Net asset value, end of period                       $     6.62     $     4.96      $   5.69
                                                     ----------     ----------      --------
TOTAL RETURN                                               33.5%         (12.8)%        13.8%(b)

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                  $    2,386     $    1,586      $  1,529
Ratio to average net assets:
     Expenses after waivers and reimbursements             0.75%          0.75%         0.75%(b)
     Expenses before waivers and reimbursements            1.94%          2.43%         1.74%(b)
     Net investment income (loss) after waivers
          and reimbursements                              (0.53)%        (0.51)%       (0.38%)(b)
Portfolio turnover rate                                    39.5%          48.3%         61.7%(b)

(a)  July 31, 1997 was the commencement of operations.
(b)  Not annualized for periods less than a year.

     ULTRA-SMALL COMPANY TAX ADVANTAGE REDEMPTION REIMBURSEMENT FEE: The Bridgeway index portfolios are best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 2% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. This fee accrues to the Portfolio itself, not to the Adviser.

     No such redemption reimbursement fees were charged in the Portfolio's most recent fiscal year.

                         THE MICRO-CAP LIMITED PORTFOLIO

                                   TRANSLATION

                          What are Micro-Cap Companies?

     Micro-cap companies are those with a market capitalization (market size) equal to second smallest 10% of the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small-cap but larger than ultra-small. Companies this size typically have 100 to 3500 employees, produce revenues of $100 million to $1 billion annually, and may be known for just one product or service.

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Micro-Cap Limited Portfolio invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York stock Exchange. On June 30, 2000, this group included stocks with a market capitalization between $90 and $184 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the funds board of directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. This feature is crucial to the Portfolio's "focus" of investing in a smaller number of companies. On June 30, 2000, the Portfolio held 68 stocks. Closing at a very low level of assets should also keep the Portfolio more "nimble," enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

     PRINCIPAL RISK FACTORS: The market price of Micro-Cap Limited shares typically exhibit much greater volatility (risk) than large company shares. In addition, the Portfolio is focused on a smaller number of companies; this will also likely add to Portfolio volatility. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Micro-cap companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o  lack depth of management,

o  have a limited product line, and
o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart below shows the Portfolio's performance for the single full calendar year since inception. However, in future years multiple bars will provide an indication of Portfolio risk. The table below the chart shows how the Portfolio's average annual returns for one year and since inception compare with those of a broad-based stock market index. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

1997               0%
1998               0%
1999           49.55%
2000            6.02%

Return from 1/1/01 through 3/31/01 was 1.82%.

Best Quarter: Q4 98, +41.58%          Worst Quarter: Q3 98, -24.00%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/01

FUND/INDEX                          1 YEAR           SINCE INCEPTION (7/1/98)
----------                          -------          ------------------------
Bridgeway Micro-Cap Limited           6.02%                   23.78%
CRSP Cap-based Portfolio 9 Index*   -12.85%                    2.08%

(1) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                           MICRO-CAP LIMITED FEE TABLE

SHAREHOLDER FEE (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                            1.58%
Distribution (12b-1) Fees(2)                                               0.00%
Other Expenses                                                             0.78%
                                                                          -----
  Total Operating Expenses                                                 2.36%
Fee Waiver(3)                                                              0.46%
                                                                          -----
  Net Expenses                                                             1.90%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        MICRO-CAP LIMITED EXPENSE EXAMPLE

                    1 Year         3 Years             5 Years             10 Years
                    ------         -------             -------             --------
Expenses             $200           $716                $1,260              $2,743

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report. This report is available from Bridgeway upon request.

                           MICRO-CAP LIMITED PORTFOLIO

                                                     Year Ended     Year Ended     6/22/98(a) to
                                                       6/30/00        6/30/99        6/30/98(b)
                                                     ----------     ----------     -------------
PER SHARE DATA
Net Asset Value, beginning of period                 $     6.38     $     5.00      $     5.00
                                                     ----------     ----------      ----------
  Income (Loss) from investment operations
     Net Investment income (loss)                         (0.09)         (0.06)           0.00
     Net realized and unrealized gain                      1.87           1.44            0.00
                                                     ----------     ----------      ----------
          Total from investment operations                 1.78           1.38            0.00
                                                     ----------     ----------      ----------
  Less distributions to shareholders
     Net investment income                                 0.00           0.00            0.00
     Net realized gains                                   (0.30)          0.00            0.00
                                                     ----------     ----------      ----------
          Total distributions                             (0.30)          0.00            0.00
                                                     ----------     ----------      ----------
  Net asset value, end of period                     $     7.86     $     6.38      $     5.00
                                                     ----------     ----------      ----------
          TOTAL RETURN                                     28.7%          27.6%            0.0%

RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                $   24,773     $   13,932      $    9,071
  Ratio to average net assets:
     Expenses after waivers and reimbursements             1.90%          1.54%           0.00%
     Expenses before waivers and reimbursements            2.36%          1.54%           0.00%
     Net investment income (loss) after waivers
        and reimbursements                                (1.25%)        (1.20%)          0.00%
Portfolio turnover rate                                    86.7%         117.0%           0.00%
                                                     ----------     ----------      ----------

(a)  June 22, 1998 was initial offering.
(b)  June 30, 1998 was commencement of operations.

                       THE ULTRA-LARGE 35 INDEX PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation, but also some income.

     PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index") while minimizing the distribution of capital gains and minimizing costs. The Portfolio invests in the stocks that comprise the Index and aims to match the Index composition and weighting. Similar to other index funds, the actual return of this Portfolio will likely underperform the Bridgeway Ultra-Large 35 Index by an amount similar to the Portfolio expenses and transaction costs. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Portfolio turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Portfolio, and by the potential imposition of a redemption fee in a market downturn.

     The income objective of this Portfolio, which is a secondary objective, is achieved almost exclusively from dividends paid by Portfolio companies. However, not all the Index companies pay dividends.

                                   TRANSLATION

                         What is an Ultra-Large Company?

     Bridgeway denotes "ultra-large" as the largest 150 U.S. companies as defined by market capitalization. At the time of Index rebalancing in early 1999, the Index included all 23 of the largest U.S. companies, except one tobacco company.

                                   TRANSLATION

          What Are the "Active" 35 Ultra-Large Companies in the Index?

AOL Time Warner
American Int'l Group
AT&T
Bankamerica
Bell Atlantic
Bristol Myers Squibb
Chevron
Cisco Systems
Citigroup
Coca Cola
Dell Computer
Dupont
Exxon/Mobile
Federal Nat'l Mortgage
Ford
General Electric
General Motors
Hewlett Packard
Home Depot
Intel
IBM
Johnson & Johnson
Lucent Technologies
McDonalds
Merck
Microsoft
Motorola
Oracle
Pfizer
SBC Communications
Procter & Gamble
United Postal Services
Wal-Mart
Walt Disney
Worldcom

     INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this index, after excluding a tobacco company and ensuring reasonable industry diversification. These companies are huge, "blue-chip," well-known names. As of 6/30/00, Index companies ranged from $39 to $477 billion in market capitalization (market size). Companies which are "spun off" from another Index company are typically held in the Index at least 6 months. As of 6/30/00, Agilent Technologies, Inc. and Visteon Corp. represent the only two such Index companies and they make up less than 1% of the Portfolio.

     The Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc. with taxable accounts in mind. The Index company composition is rebalanced every two or three years rather than annually. This keeps Index "turnover" lower than most other market indexes.

     PRINCIPAL RISK FACTORS: Shareholders of this Portfolio are exposed to significant stock market related risk (volatility) and could lose money over short or even long periods.

     While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Portfolio may expose shareholders to higher inflation risk (the risk that the Portfolio value will not keep up with inflation) than some other stock market investments.

     The Portfolio is also subject to the risk that ultra-large company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

     While ultra-large stocks have historically been less volatile than other stocks, the Adviser has expressed some concern that recent ultra-large company valuations may represent a special risk for this Portfolio.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who want to invest in large U.S. companies, incur low costs, and minimize their own taxable capital gains income. Due to the low cost nature of the Portfolio, it may also be appropriate for long-term investors in tax deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from the first to the second full calendar year. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

                         1997.................      0

                         1998.................  39.11%

                         1999.................  30.34%

                         2000................. -15.88%

Return from 1/1/01 through 3/31/01 was -9.32%.

Best Quarter: Q4 98, +25.33%          Worst Quarter: Q4 00, -9.99%


                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/00


FUND/INDEX                              1 YEAR              SINCE INCEPTION (7/31/97)
----------                              ------              -------------------------
Bridgeway Ultra-Large 35 Index          -15.12%                       13.44%

S & P 500 Index(1)                       -9.11%                       11.44


(1) The S&P 500 is an index of large companies, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        ULTRA-LARGE 35 INDEX FEE TABLE(1)

SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees(2)                                                         0.00%
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                            0.08%
Distribution (12b-1) Fees(3)                                               0.00%
Other Expenses                                                             0.39%
                                                                          -----
  Total Operating Expenses                                                 0.47%
Fee Waiver and Expense Reimbursement(4)                                   (0.32%)
                                                                          -----
  Net Expenses                                                             0.15%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      ULTRA-LARGE 35 INDEX EXPENSE EXAMPLE


               1 Year              3 Years             5 Years             10 Years
               ------              -------             -------             --------
Expenses        $16                $ 122                $237                 $575

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available from Bridgeway upon request.

                         ULTRA-LARGE 35 INDEX PORTFOLIO

                                                     Year Ended     Year Ended     7/31/97(a) to
                                                       6/30/00        6/30/99         6/30/98
                                                     ----------     ----------     -------------
PER SHARE DATA
Net Asset Value, beginning of period                 $     7.91     $     6.10     $     5.00
                                                     ----------     ----------     ----------
Income (Loss) from investment operations
     Net Investment income (loss)                          0.08           0.07           0.07
     Net realized and unrealized gain                      0.85           1.77           1.03
                                                     ----------     ----------     ----------
          Total from investment operations                 0.93           1.84           1.10
                                                     ----------     ----------     ----------
Less distributions to shareholders
     Net investment income                                (0.07)         (0.03)          0.00
     Net realized gains                                    0.00           0.00           0.00
                                                     ----------     ----------     ----------
          Total distributions                             (0.07)         (0.03)          0.00
                                                     ----------     ----------     ----------
Net asset value, end of period                       $     8.77     $     7.91     $     6.10
                                                     ----------     ----------     ----------
PORTFOLIO TOTAL RETURN                                     11.7%          30.3%         22.0% (b)

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                  $    7,365     $    4,528     $      386
Ratio to average net assets:
     Expenses after waivers and reimbursements             0.15%          0.15%          0.15% (b)
     Expenses before waivers and reimbursements            0.47%          0.90%          9.73% (b)
     Net investment income (loss) after waivers
          and reimbursements                               0.98%          1.06%          1.47% (b)
Portfolio turnover rate                                    25.9%          16.6%          64.3% (b)
                                                     ----------     ----------     ----------

 (a)  July 31, 1997 was the commencement of operations.
 (b)  Not annualized for periods less than a year.

     ULTRA-LARGE 35 INDEX REDEMPTION REIMBURSEMENT FEE: The Bridgeway index portfolios are best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 1% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. This fee accrues to the Fund itself, not to the Adviser.

     No such redemption reimbursement fees were charged in the Portfolio's most recent fiscal year.

                             THE BALANCED PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a high current return with short-term risk less than or equal to 40% of the stock market.

                                   TRANSLATION

                           What is "short-term risk?"

     As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A portfolio beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the portfolio. "Downside risk," is independent of the timing of stock market moves. A "downside risk" of 40% means that the total of all negative monthly portfolio returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market.

     PRINCIPAL INVESTMENT STRATEGY: The Balanced Portfolio uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Portfolio assets may be invested in option writing. In most market environments, covered calls and secured puts afford the investor some "cushion" against a stock market decline, but more limited appreciation potential in a stock market rise. The Portfolio may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Portfolio will write options in the amounts the Adviser believes is appropriate in achieving its investment objective.

                                   TRANSLATION

                    What are covered calls and secured puts?

     Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at specified price. The Portfolio will sell a call only on a stock that the Portfolio owns. This is called a "covered" call. A put is a contract to sell a set number of shares of a stock (called the "underlying stock") on a certain future date at a specified price. A "secured put" indicates that the Portfolio owns cash or cash equivalents equal to the value of the underlying stock, holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

                                   TRANSLATION

                       How does this Portfolio compare to
                           most bond funds and other
                                balanced funds?

     Historically, two types of mutual funds have had volatility comparable to that targeted by this Portfolio -- bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate and long-term bonds, this Portfolio should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Portfolio's option writing strategy on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Portfolio seeks to provide an efficient trade-off between short-term risk and return.

     The second main strategy is fixed-income investments. In most market environments, at least 25% of the Portfolio's total assets will be invested in fixed income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser's appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. In the first year of the Portfolio, the Adviser may limit fixed income investments to U.S. government securities.

     To summarize, selling covered call and secured put options reduces the Portfolio's volatility and provides some cash flow, which is the Portfolio's primary source of return. The combination of stock and fixed income investments and the steady cash flow from the sale of call and put options is designed to provide the Portfolio with more stable returns over a wide range of fixed-income and equity market environments

     PRINCIPAL RISK FACTORS: The Portfolio's stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. Also, the Adviser may not always write options on the full number of shares of stock it owns, exposing the Portfolio to the full market risk of these shares.

     Another important risk is that the individual stocks in the Portfolio may not perform as well as expected.

     The Portfolio invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than larger companies.

     The Portfolio's fixed income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principle. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower paying yield.

     In addition to not fully protecting the Portfolio from a stock market decline, the option writing strategy limits the upside profit potential normally associated with stocks. In addition, options are inherently more complex, requiring a higher level of training for the portfolio manager and support personnel.

     In summary, the Portfolio could experience a loss in the stock, option, and fixed income portions of its holdings at the same time. Thus, the value of your investment in the Portfolio may go up or down, which means that you could lose money.

                                  TRANSLATION:

                       How can a covered call lose value?

     A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Portfolio's option strategies may not fully protect it against declines in the value of its stocks

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a mid- to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market correction.

     PERFORMANCE: No performance chart or table appears in this section since the Portfolio is new.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                          BALANCED PORTFOLIO FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                    None
Sales Charge (Load) Imposed on Reinvested Dividends                         None
Redemption Fees                                                             None
Exchange Fees                                                               None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
Management Fees                                                             0.60%
Distribution (12b-1) Fees(2)                                                0.00%
Other Expenses(3)                                                           0.54%
                                                                            ----
  Total Operating Expenses                                                  1.14%
Fee Waiver(3)                                                              (0.20)%
                                                                           -----
  Net Expenses                                                              0.94%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) Based on estimated amounts for new portfolio. The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       BALANCED PORTFOLIO EXPENSE EXAMPLE

                    1 Year         3 Years
                    ------         -------
Expenses             $99            $352

MANAGEMENT OF THE FUND

     The Fund's Board of Directors oversees the Fund management, decides on matters of general policy, and reviews the activities of the Fund's Adviser. The Board also makes decisions concerning investment strategies, but will not change a Portfolio's stated size limitations or closing commitments without a vote of shareholders. The Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, acts as the Investment Adviser. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. John Montgomery, President of the Fund and the Adviser, has managed the affairs of the Portfolios of the Fund since inception. He selects the securities of five of the Bridgeway Fund Portfolios. Richard P. Cancelmo Jr. is the Portfolio Manager of the Bridgeway Balanced Portfolio. He is also a registered investment adviser and Bridgeway's head of equity trading. John and Dick are assisted by other employees who provide them with research and trading assistance.

     The Adviser is responsible for the investment and reinvestment of the Fund's assets and provides the Fund with:

o    executive and other personnel,

o    office space and other facilities,

o    administrative services, and

o    supervision of the Fund's daily business affairs.

It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies, and restrictions of each of its Portfolios. For the fiscal year ended June 30, 2000, the Adviser received the following investment advisory fees:

            MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2000(1)


                                                            PERFORMANCE-BASED
PORTFOLIO                                 MANAGEMENT FEE        FEE RANGE
---------                                 --------------    -----------------
Ultra-Small Company                              1.29%               NA
Ultra-Small Company Tax Advantage                0.50%               NA
Micro-Cap Limited                                1.58%          0.20 to 1.60%
Aggressive Growth                                1.47%          0.20 to 1.60%
Ultra-Large 35 Index                             0.08%               NA

(1) All fees in this table are expressed as a percentage of average net assets.

Micro-Cap Limited and Aggressive Growth have performance-based fees which vary from 0.20% to 1.6% of net assets, depending on performance relative to a market index over the last five years (or since inception if the Portfolio is not yet five years old). The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: from $0 to $27.5 million in net assets, the fee is 0.90%. From 27.5 million to $55 million, the fee is $495,000 subject to a maximum 1.49%. Above $55 million, the fee is 0.90%.

                                   TRANSLATION

                      Who Manages the Bridgeway Portfolios?

     John Montgomery is the founder of Bridgeway Capital Management, Inc. and portfolio manager for five Bridgeway Portfolios. He holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. John began applying these methods to his own investments in 1985. Over the next six years, this investment style proved more successful than even John had expected. He left the transportation industry at the end of 1991 to perform full time research on his investment models, to study the mutual fund industry, and to write a business plan for Bridgeway.

     Richard P. Cancelmo Jr. is the portfolio manager of the Bridgeway Balanced Portfolio and has been head of equity trading for Bridgeway Capital Management, Inc. since February 2000. He holds a bachelor degree from Washington and Lee University. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of the Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on the options trading desk and in the brokerage area at Paine Webber, Inc. Before joining Bridgeway, he was president of Cancelmo Capital Management, Inc. and the West University Fund, Inc.

                      Who is Bridgeway Capital Management?

     Bridgeway Capital Management was incorporated in 1993 and Bridgeway Fund in 1994. The advisory firm has a very lean cost structure, relying heavily on computers and a small, but very talented and dedicated team of employees. These factors have enabled the firm to offer products unique to the mutual fund industry. Bridgeway Ultra-Small Company and Ultra-Small Company Tax Advantage Portfolios are committed to investing long-term in public companies smaller than any other mutual fund. As of March 31, 2001, Bridgeway Ultra-Large 35 Index Portfolio had the lowest expense ratio of any retail mutual fund in America based on data from Morningstar. Bridgeway's Balanced Portfolio carries on this tradition with a unique strategy to manage risk.

     Bridgeway has an unusual corporate culture with a high energy, fun, but modest atmosphere. Stressing process and results over titles and status, no Bridgeway employee, including John, can make more than 7 times the total compensation of the lowest paid employee. The firm ascribes to four business values: integrity, investment performance, cost efficiency, and service.

CODE OF ETHICS

     Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. Neither the Fund nor the Adviser:

o    takes part in directed brokerage arrangements,

o    pays soft dollar commissions,

o    has a brokerage relationship with any affiliated organization, or

o    will invest in tobacco companies.

The Fund portfolio managers are encouraged to invest in shares of the Fund and are not allowed to purchase shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

     Copies of the Code of Ethics may be obtained from our web address www.bridgewayfund.com/ethics.htm. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to write or call the Fund.

                                   TRANSLATION

                 What's the Big Deal About the "Code of Ethics"?

     At Bridgeway, we take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between the Fund and its Adviser. We try to ensure that the interests of the Adviser reflect those of Fund shareholders.

NET ASSET VALUE OR NAV

     The net asset value per share of each Portfolio is the value of the Portfolio's investments plus other assets, less its liabilities divided by the number of Portfolio shares outstanding. The value of the Portfolio's securities is determined by the market value of these securities.

     Because the Fund charges no sales fee, the price you pay for shares is the Portfolio's net asset value (NAV). The Fund is open for business every day the New York Stock Exchange (NYSE) is open. Every buy or sell order you place in the proper form will go through at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Portfolio at the end of regular trading on the NYSE on business days, usually 4:00 p.m. eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Currently, the plan is to use prices based on the 4:00 p.m. Eastern Time close. Mutual fund marketplaces and members of the National Securities Clearing Corporation (NSCC) may have an earlier cut-off time for pricing your transaction.

     Because foreign markets may be open on days when US. markets are closed, the value of foreign securities owned by a Portfolio could change on days when you cannot buy or sell Fund shares. The NAV of each Portfolio, however, will not change until the next time it is calculated.

DISTRIBUTION OF FUND SHARES

     The Adviser pays for all Fund distribution costs, including the distribution fees listed in the fee tables of this prospectus. The Adviser may pay up to 0.25% of the average daily net assets attributable to broker/dealers, registered representatives, retirement plan consultants, or fund marketplaces that help distribute the Fund. Any such distribution arrangement must be approved by a majority of independent Fund directors. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency costs will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of a comparable industry benchmark. On October 15, 1996 shareholders approved a 12b-1 Plan whereby the Fund acts as its own distributor, and the Adviser pays all distribution expenses. Shareholders pay no 12b-1 fee. The Board has reapproved the Plan each year.

HOW TO PURCHASE AND REDEEM SHARES

     NEW SHAREHOLDERS

     New shareholders of the Fund may purchase shares through the mutual fund marketplaces and through any member of the National Securities Clearing Corporation (NSCC).

     Two of these mutual fund marketplaces, E*Trade Securities and Web Street Securities, offer shares of Bridgeway Fund on a "no-transaction fee basis" after establishing an account by sending a completed application and a minimum initial investment of $2,000. After receiving account verification, investors may place trades over the Internet or by voice response system for no charge. If you need assistance in setting up a marketplace account or have questions about how to purchase Bridgeway Fund shares in this manner, please call the Fund at 800-661-3550.

     Other fund marketplaces and brokers who are NSCC members offer Bridgeway Fund shares at transaction fees ranging from $18 to $200. These fees vary and do change. Some of the fee-paid marketplaces include: Ameritrade (800-669-3900), TD Waterhouse (800-934-4443), Charles Schwab & Co (800-225-8570), Vanguard (800-992-8327), Dreyfus (800-416-7113) and Fidelity (800-544-3902). Additional
information on fee-paid marketplaces is available on our web site, www.bridgewayfund.com or by calling the Fund at 800-661-3550.

     The minimum initial investment in any Fund Portfolio is $2,000. The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.

     Shareholders of the Fund who purchase shares through marketplaces or members of NSCC should contact those organizations for redemption instructions.

     DIRECT SHAREHOLDERS PRIOR TO JUNE 5, 1998

     Shareholders who bought Fund shares directly from Bridgeway before June 5, 1998, may continue to make direct investments in any actively managed Portfolio. Investments are subject to the initial minimum purchase of $2,000 per Portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum subsequent investment is $500.

     Shareholders who purchased shares directly from Bridgeway before June 5, 1998 may redeem shares by the method selected on the original application: either telephone redemption or by a request in writing. Telephone redemptions placed to the Fund at 800-661-3550 prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will receive that day's closing price. Redemptions placed by written instructions may be mailed or delivered to 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448. Redemption requests by fax or e-mail will not be accepted. The redemption request must specify the number of shares or dollars to be redeemed and be signed by a registered owner with the signature medallion guaranteed by a member of a national securities exchange or a commercial bank. A medallion signature guarantee is not the same as a notarization, and an acknowledgement by a notary public is not an acceptable substitute. The request will not be accepted unless it contains all required documents in proper form, as described above. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

     Redemption proceeds will be sent by check, to the address of record only. Payment for shares redeemed will usually be mailed the day after such shares are priced. In unusual circumstances this period may be up to 5 business days.

     FREQUENT TRADING OF FUND SHARES

     The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long-term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among Portfolios.

     REDEMPTION OF VERY SMALL ACCOUNTS

     In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption. The Fund will give shareholders of very small accounts 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

     REDEMPTION OF VERY LARGE ACCOUNTS

     While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway (at least a week in advance) before you redeem a large dollar amount. We must consider the interests of all fund shareholders and reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt a Fund's operation or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

TAX-SHELTERED RETIREMENT PLANS

     Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Fund will be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

     HOW DISTRIBUTIONS ARE TAXED

     The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the portfolios.

     Except for retirement accounts such as IRA, Keogh, and other tax advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

     Income dividends and short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

     HOW TRANSACTIONS ARE TAXED

     When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Portfolios, usually have tax consequences. This will not be the case in tax-advantaged retirement accounts.

     TAXES WITHHELD

     By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

INVESTMENT TECHNIQUES

     The following table facilitates a comparison of investment techniques which may be used by each portfolio.

                                                 Ultra-        Ultra-Small         Micro-         Ultra-
                              Aggressive         Small         Company Tax          Cap           Large
                                Growth          Company         Advantage         Limited        35 Index        Balanced
-------------------------------------------------------------------------------------------------------------------------
Borrowing (leveraging)           Yes              No               No                No            **               No

Hedging                          Yes              No               No                No            No               Yes

Options (stock index)            Yes              No               No                No            No               Yes

Futures (stock index)            Yes               *                *                 *            No               Yes

Options (other)                  Yes              No               No                No            No               Yes

Futures (other)                  Yes              No               No                No            No               Yes

Covered Calls                    Yes              No               No                No            No               Yes

Secured Puts                     Yes              No               No                No            No               Yes

Short-sales                      Yes              No               No                No            No               No

Warrants                         Yes              No               No                No            No               Yes

Foreign companies/ADRs           Yes              Yes              No                Yes           No               Yes

Closed-end investment
  companies                      Yes              No               No                No            No               Yes

Lending securities               Yes              No               Yes               Yes           Yes              Yes

New issues/Unseasoned
  companies                      Yes              Yes              Yes               Yes           No               Yes

High turnover                    Yes              Yes              No                Yes           No               Yes

Short-term trading               Yes              Yes              No                Yes           No               Yes

* The Ultra-Small Company, Ultra-Small Company Tax Advantage and Micro-Cap Limited Portfolios may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of portfolio net assets will be at risk in this limited use of stock index futures.

** The Ultra-Large 35 Index Portfolio will only borrow on a temporary basis for the purpose of selling short "against the box."

TAX EFFICIENCY

     The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

     An important aspect of fund ownership in a taxable account is the tax efficiency of the portfolio. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Portfolio through June 30, 2000. It assumes that a shareholder was invested in the Portfolio for the full period since inception and had paid taxes at the current maximum rates of 39.6% for income, 39.6% for short-term capital gains, and 20% for long-term capital gains (those of more than one year). 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have gone up in value but have not been sold. It also ignores the taxes an individual would pay if they sold their Bridgeway shares. The second column is the rank of this tax efficiency among domestic equity funds. A rank of 1 means the tax efficiency ranked in the top one percent of these funds.

                          BRIDGEWAY FUND TAX EFFICIENCY

                                    % Tax Efficiency          5-year
Portfolio                            Since Inception     Percentile Rank(1)
---------                           ----------------     ------------------
Ultra-Small Company                      90.4%                  43
Ultra-Small Company Tax Advantage         100%                  NA
Micro-Cap Limited                        96.3%                  NA
Aggressive Growth                        95.3%                  31
Ultra-Large 35 Index                     99.0%                  NA
Balanced                                  New                   NA

(1) Morningstar is the source for data for this table.

     Bridgeway pays attention to taxes in all its portfolios. However, the active management style of Ultra-Small Company, Aggressive Growth, Micro-Cap Limited, and Balanced make these portfolios less tax-efficient than our index portfolios. Our index portfolios are extremely tax efficient, even among index funds.

     Neither the Ultra-Large 35 Index Portfolio nor the Ultra-Small Company Tax Advantage Portfolio has distributed capital gains in the three years since inception; we expect none in the fourth year. However, The Ultra-Large 35 Index Portfolio does distribute taxable dividend income.

     FOR MORE INFORMATION

     Bridgeway's STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Fund and its adviser, Bridgeway Capital Management. It's "the fine print," and is incorporated here by reference.

     SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period. They provide details of our performance versus performance benchmarks, our top ten holdings (for our actively managed portfolios), a detailed list of holdings twice annually, and more about Bridgeway's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the portfolio did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

     Other documents, for example the CODE OF ETHICS, are also available.

     TO CONTACT BRIDGEWAY FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

o    Consult our website: www.bridgewayfund.com

o    E-mail us at: david@bridgewayfund.com

o    Write to us at: Bridgeway Fund, Inc

                      5615 Kirby Drive, Suite 518
                      Houston, TX 77005-2448

o    Call us at: 800-661-3550x5, or in Houston at 713-661-3500x5.

     INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

     You can review and copy information about our Fund (including the SAI) at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website www.sec.gov/cgi-bin/srch-edgar?bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington DC 20549-6009.

     Bridgeway Fund's Investment Company Act file number is 811-08200.

BRIDGEWAY FUND, INC.                           INDEPENDENT ACCOUNTANTS
5615 Kirby Drive, Suite 518                    PricewaterhouseCoopers LLP
Houston, TX. 77005-2448                        1201 Louisiana Street, Suite 2900
713 661-3500                                   Houston, TX. 77002
800 661-3550



40